UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material pursuant to §240.14a-12

American Express Company

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on April 29, 2013.

Meeting Information
AMERICAN EXPRESS COMPANY	Meeting Type:	Annual Meeting
	For holders as of:	March 1, 2013
	Date: April 29, 2013	Time: 9:00 AM Eastern Time
Location: Company’s Headquarters
200 Vesey Street
New York, NY 10285

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR code on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting. This notice also constitutes Notice of the 2013 Annual Meeting of Shareholders.
See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

ANNUAL REPORT        NOTICE AND PROXY STATEMENT

How to View Online:

Have the information that is printed in the box marked by the arrow    (located on the following page) and visit www.proxyvote.com, or scan the QR code below.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                               1) BY INTERNET:         www.proxyvote.com

                               2) BY TELEPHONE:     1-800-579-1639

                               3) BY E-MAIL*:             sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the     arrow   (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 15, 2013 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods

Vote In Person: All shareholders of record at March 1, 2013 (or holders in street name who have obtained a valid proxy) may vote in person at the meeting. Directions to the meeting are under Location of the Annual Meeting in the proxy statement.

Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow    available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vote Confirmation: You may confirm that your instructions were received and included in the final tabulation to be issued at the Annual Meeting on April 29, 2013 via the ProxyVote Confirmation link at www.proxyvote.com by using the information that is printed in the box marked by the arrow   .. Vote Confirmation is available 24 hours after your vote is received beginning April 15, 2013, with the final vote tabulation remaining available through June 29, 2013.

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Voting Items
The Board of Directors recommends you vote FOR all the following nominees: 1. Election of Directors			The Board of Directors recommends you vote AGAINST the following proposal:
	Nominees:		4.	Shareholder proposal relating to separation of chairman and CEO roles.

	01) C. BARSHEFSKY 02) U.M. BURNS 03) K.I. CHENAULT 04) P. CHERNIN 05) A. LAUVERGEON 06) T.J. LEONSIS 07) R.C. LEVIN	08) R.A. MCGINN 09) S.J. PALMISANO 10) S.S REINEMUND 11) D.L. VASELLA 12) R.D. WALTER 13) R.A. WILLIAMS

The proxies are authorized to vote in their discretion upon any other matter that may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

NOTE: You cannot vote by returning this Notice. To vote the shares, you must vote online or request a paper copy of the proxy materials to receive a proxy card. You also may attend and vote at the meeting.

The Board of Directors recommends you vote FOR the following proposals:

2.	Ratification of appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2013.

3.	Advisory resolution to approve executive compensation.

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